Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

I, Karen A. Richardson, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1.	The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Epiphany, Inc.

August 5, 2005	/s/ KAREN A. RICHARDSON
Karen A. Richardson
Chief Executive Officer

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

I, Kevin J. Yeaman, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1.	The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Epiphany, Inc.

August 5, 2005	/s/ KEVIN J. YEAMAN
Kevin J. Yeaman
Chief Financial Officer